Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 14, 2025, to the Portfolios’

Prospectus and Statement of Additional Information,

each dated May 1, 2024, as amended and supplemented to date

The following changes are made to the Portfolios’ Prospectus effective immediately:

The first two paragraphs of the subsection of the Portfolios’ Prospectus entitled “Management – Information about the Investment Adviser and Manager” are deleted in their entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, oversees the subadvisers’ management of the Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $72.74 billion as of December 31, 2023. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).

The following changes are made to the Portfolios’ SAI effective immediately:

The second paragraph of the subsection of the Portfolios’ SAI entitled “THE TRUST” is deleted in its entirety and replaced with the following:

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain Portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and therefore are affiliated with SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”). Nassau is not an affiliate of the Adviser.

The first two paragraphs of the subsection of the Portfolios’ SAI entitled “INVESTMENT ADVISORY AND RELATED AGREEMENTS” are deleted in their entirety and replaced with the following:

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is an indirect, wholly-owned subsidiary of Corebridge.

The third paragraph of the subsection of the Portfolios’ SAI entitled “GENERAL INFORMATION – Disclosure of Portfolio Holdings Policies and Procedures” is deleted in its entirety and replaced with the following:

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) is generally made available at https://portal.annuities.corebridgefinancial.com/annuities/products/public/performance/landingpage# or online through the internet websites of the life insurance companies offering the Portfolio as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.